UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2022

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	83-0250943
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

511 Sixth Avenue, Suite 800 New York, NY 10011

(Address of Principal Executive Offices) (Zip Code)

(212) -204-7926

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

Gold Transactions International, Inc. recently updated its two year audit and financial disclosures, as required by its stock purchase agreement with GTII and pursuant to the regulations regarding material acquisitions by issuers, has prepared the following disclosures.

Item 2.02 Results of Operations and Financial Conditions

GTI updated its official audit, the particulars of which are listed below. .

Item 1. Business

General and organizational history

Gold Transactions International, Inc. (“GTI”), a privately-held Utah corporation, was formed on November 6, 2020. On November 10, 2020, the Company acquired a license from a private Nevada Corporation which operated, via a joint venture, in the business of buying and selling gold on a global basis through a private network of companies. The license agreement gave GTI access to the private network, and an exclusive right to market and promote the gold buy/sell program in an effort to expand the buying power of the network. GTI and it’s network affiliates, purchases gold from artisan miners throughout the world and transports, assays, refines and sells the gold in the Dubai Multi Commodities Centre, (“DMCC”), a free trade zone in Dubai. This private network of security firms and gold buyers provides GTI with access to small gold operations in the regions within reasonable shipping distance to Dubai. One of GTI’s private network entities is a members of the DMCC, giving them access to multiple refineries and secured gold vaults. The DMCC is one of the world’s leading physical gold martket trading hubs. (See www.dmcc.ae/about-us for more information.)

Research and Development

Although GTI’s staff is limited in size, management and its consultants are continuing to develop additional gold based financial programs.

Intellectual Property

GTI’s license agreement provides access to various intellectual properties of the private network’s operating activities, however GTI itself does not own any intellectual property other than the intangible license agreement.

Government Regulation

There are currently no specific government regulations over GTI’s operations.

Competition

There are several larger companies with more buying power involved in the gold buying and selling industry, however, each company has it’s own niches, customer and supplier bases and operating strategy.

Employees

The company currently has two employees and contract consultants, however, the officers, directors and consultants to the Company, have elected to defer wages and compensation until operating revenues are significant enough to support such payments.

Seasonality

Our operations are not expected to be affected by seasonal fluctuations, although our cash flow may be affected by fluctuations in the timing of cash receipts from our network affiliates.

Item 1A. Risk Factors

Although the Company believes there are minimal risk factors in our operating model, due to the fact that gold must be transported to our DMCC facilities and assayed before any funds are advanced to our suppliers, thus allowing us to know the exact content and purity of all gold shipments, there are still risk factors involved in doing business with international entities and governments, which may differ from U.S. legal protections.

Gold is a precious commodity and therefore is inherently at risk for theft and fraud, however, we believe working with the DMCC gives us needed protections through the secured vaults and secured refining facilities.

Item 2. Properties

GTI currently does not lease, rent or own any property.

Item 3. Legal Proceedings

None

Item 4. Mine Safety Measures

N/A

PART II

Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity

N/A

Item 6. Selected Financial Data

N/A

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Cautionary Statements

This Form 8-K may contain “forward-looking statements,” as that term is used in federal securities laws, about Gold Transactions International’s financial condition, results of operations and business. These statements include, among others:

●	statements concerning the potential benefits that may be experienced from business activities and certain transactions contemplated or completed; and

●	statements of our expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts. These statements may be made expressly in this Form 8-K. You can find many of these statements by looking for words such as “believes,” “expects,” “anticipates,” “estimates,” “opines,” or similar expressions used in this Form 8-K. These forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause our actual results to be materially different from any future results expressed or implied in those statements. The most important facts that could prevent us from achieving our stated goals include, but are not limited to, the following:

a)	failure to earn revenues or profits;

b)	inadequate capital to continue or expand our business, and inability to raise additional capital or financing to implement our business plans;

c)	decline in demand for our products and services;

d)	rapid adverse changes in markets;

e)	litigation with or legal claims and allegations by outside parties against GTI, including but not limited to challenges to intellectual property rights;

f)	insufficient revenues to cover operating costs; and

g)	inability to make a business acquisition that is profitable for the Company and its shareholders.

h)

There is no assurance that we will be profitable, we may not be able to successfully develop, manage or market our products and services, we may not be able to attract and retain qualified executives and technology personnel, we may not be able to obtain customers for our products or services, our products and services may become obsolete, government regulation may hinder our business, additional dilution in outstanding stock ownership may be incurred due to the issuance of more shares, warrants and stock options, or the exercise of outstanding warrants and stock options, and other risks inherent in our businesses.

Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. We caution you not to place undue reliance on the statements, which speak only as of the date of this Form 8-K. The cautionary statements contained or referred to in this section should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this Form 8-K, or to reflect the occurrence of unanticipated events.

Plan of Operations

With the license agreement in place with the private network, GTI plans to expand it’s operations in the gold buy/sell program. It is the Company’s plan to raise additional capital via our public parent company GTII, or from GTII shareholders who have agreed pursuant to the Amendment to the Stock Purchase Agreement to assign their shares to a Trust for collateral in a funding arrangement. GTI will receive the benefit of the funding and advance funds into the gold network, thus generating increased revenues. GTI will receive it’s share of the profits generated from the use of it’s capital on a percentage of purchase power basis. Profits are generated from the difference in the buy and sell margin, less network expenses. Our JV affiliates generally generate revenue on an average of 4% to 5% monthly on the amount of capital advanced into the program. GTI expects to generate revenue on the same average percent monthly.

This plan is contingent on GTI’s and GTII’s ability to raise the needed capital to advance into the network.

Results of Operations

For the calendar year ended December 31, 2021, GTI generated $128,222 in revenues from advances made into the JV operations. GTI shareholder advanced $475,000 during the year and received approximately 5% per month on the advanced funds. GTI also incurred $4,425 in general and administrative expenses, $53,294 in interest payments to the shareholders that advanced the funds into GTI.

GTI generated net income of $70,503 for the year ended December 31, 2021..

For the period from January 1, 2022 through May 24, 2022, GTI generated revenues of $14,250 from it’s advances into the JV network. GTI paid interest expense to the shareholder who advanced the funds of $14,250. During May 2022, the Company assigned the Advances Receivable and the shareholder Notes Payable to our JV partners in preparation for the acquisition by our parent company GTII.

GTI incurred net income from January 1, 2022 through May 24, 2022 of $1,915.

Liquidity and Capital Resources

At December 31, 2021, GTI had $3,278 in cash accounts, $66,347 in accounts receivable and $475,000 in Advances into the JV operations. We generated cash from operations of $32,700, received cash from Notes payable of $475,015 and made principal payments on our License obligation of $36,625. The Company also invested $475,000 into the JV gold operations. We anticipate that we will have an increase in our cash flow from operations as our operations expand. As discussed above, the company is in the process of securing funding through stock collateralized loans from the previous shareholder of GTI. If successful in raising these funds, the Company’s advances into the JV network will be substantially increased and expanded operations will commence.

GTI has a significant note obligation to satisfy starting January 5, 2023. We do not have sufficient revenue to satisfy the obligation, and if sufficient capital can not be raised, we will be unable to keep up with the minimum payment schedule on this obligation.

At May 24, 2022, GTI had $2,373 in cash accounts. GTI generated cash from operations of $39,703 and paid principal payments on our License obligation of $39,808. As of May 24, 2022, the Company assigned all advances in the amount of $475,000 into the JV operations to our JV partners, who also assumed the Notes Payable-related party in the same amount. These related party transactions were assigned in preparation of the closing of our Stock Purchase Agreement that occurred on May 25, 2022, wherein the Company became a wholly owned subsidiary of Global Tech Industries Group, Inc. (GTII).

At May 24, 2022, the Company was indebted for the License obligation in the amount of $4,974,565. We do not have sufficient revenue to satisfy the obligation, and if sufficient capital can not be raised, we will be unable to keep up with the minimum payment schedule on this obligation.

Contractual Obligations

The Company is indebted to our JV partner for the purchase of the License Agreement in November of 2020. All principal and interest payments have been deferred until 2023. The Company was able to make some principal payments on the note during 2021 and 2022, and the Balance at December 31, 2021 and May 24, 2022 was $5,007,985 and $4,968,177 respectively. Interest on the obligation will begin to accrue on October 1, 2022.

Critical Accounting Policies and Estimates

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with U.S. generally accepted accounting principles. These principles require us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expenses, cash flow and related disclosure of contingent assets and liabilities. Our estimates include those related to revenue recognition, accounts receivable reserves, income and other taxes, intangibles and contingent obligations. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results may differ from these estimates. To the extent that there are material differences between these estimates and our actual results, our future financial statements will be affected.

We define our “critical accounting policies” as those U.S. generally accepted accounting principles that require us to make subjective estimates about matters that are uncertain and are likely to have a material impact on our financial condition and results of operations as well as the specific manner in which we apply those principles. Our estimates are based upon assumptions and judgments about matters that are highly uncertain at the time the accounting estimate is made and applied and require us to continually assess a range of potential outcomes. A detailed discussion of the critical accounting policies that most affect our company is located in Footnote 1 of the notes to our financial statements.

Item 7A Quantitative and Qualitative Disclosures About Market Risk

N/A

Item 8. Financial Statements and Supplementary Data

Gold Transactions International, Inc.

Financial Statements

December 31, 2021

F-1

Independent Auditor’s Report

Bierwolf & Nilson, PLLC
Certified Public Accountants
563 West 500 South, Suite 230
Bountiful, Utah 84010
Phone: (801) 292-8756 Fax: (801) 292-8809

Independent Auditor's Report

To Management and stockholder's
Gold Transactions International, Inc.

Opinion

We have audited the financial statements of Gold Transactions International, Inc. (the "Company"), which comprise the balance sheet as of December 31, 2021, and the related statement of operations, stockholders' equity, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor's Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

- Exercise professional judgment and maintain professional skepticism throughout the audit.
- Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
- Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

F-2

- Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
- Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Bierwolf & Nilson PLLC

Bierwolf & Nilson PLLC
Bountiful, Utah
August 16, 2022

F-3

Gold Transactions International, Inc.

Balance Sheet

December 31, 2021

ASSETS

Current assets:

Cash and cash equivalents	$3,278
Accounts Receivable (net of allowance)	66,347
Advances Receivable	475,000
Intercompany Receivable	15,812

Total current assets	560,437

License Agreement	5,044,610

Total assets	$5,605,047

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Accounts Payable-related party	$23,000
Interest Payable	28,544
Current portion of notes payables-related party	475,015
Current portion of notes payables	39,808

Total current liabilities	566,367

Long-Term Liablilities:
Notes payable-license agreement	4,968,177
Total long-term liabilities	4,968,177

Total Liabilities	5,534,544

Common Stock, no par value, 20,000,000 shares authorized, 10,000,000 shares issued and outstanding	1,000
Retained Earnings	69,503

Total Stockholders’ Equity	70,503

Total liabilities and stockholders’ equity	$5,605,047

See notes to the financial statements

F-4

Gold Transactions International, Inc.

Statement of Operations

For the Year Ended December 31, 2021

Revenues, net	$128,222

Operating expenses:
General & administrative	4,425

Total operating expenses	4,425

Net operating income	123,797

Interest expense	53,294

Income before income taxes	70,503

Provision for income taxes	-

Net income	$70,503

See notes to financial statements

F-5

Gold Transactions International, Inc.

Statement of Stockholders’ Equity

For the Period January 1, 2021 through December 31, 2021

				Total
	Common Stock		Retained	Stockholders’
	Shares	Amount	Earnings	Equity

Balance at January 1, 2021	10,000,000	$1,000	$(1,000)	$-

Net income for the year ended
December 31, 2021			70,503	70,503

Balance at December 31, 2021	10,000,000	$1,000	$69,503	$70,503

See notes to financial statements

F-6

Gold Transactions International, Inc.

Statement of Cash Flows

For the Year Ended December 31, 2021

Operating activities:
Net income	70,503
Adjustments to reconcile net income to cash generated by operating activities:	-

Changes in operating assets and liabilities:
Accounts Receivable	(66,347)
Interest Payable	28,544

Cash provided by operating activities	32,700

Investing activities:	.
Advances to Joint Venture	(475,000)
Advances to potential acquisition company	(15,812)
Cash used in investing activities	(490,812)

Financing activities:
Cash paid for notes payable	(36,625)
Cash received from officer advance	23,000
Cash received from notes payable	475,015

Cash provided from financing activities	461,390

Increase (Decrease) in cash and cash equivalents	3,278

Cash and cash equivalents, beginning of the year	-

Cash and cash equivalents, end of the year	$3,278

Cash paid for:
Interest	$24,750
Income taxes	$-

See notes to financial statements

F-7

Gold Transactions International, Inc.

Notes to the Financial Statements

December 31, 2021

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.	Organization

Gold Transactions International, Inc., a Utah Corporation (the Company), was organized under the laws of the State of Utah on November 6, 2020. On November 10, 2020, the shareholders of the Company and the Board of Directors authorized the acquisition of a License Agreement, from a Nevada corporation, that provided access to a joint venture (JV) of companies (the “Network”) that buys gold from artisan miners internationally, and provides transportation, assaying, refining and storage facilities in the DMCC, a free trade zone for commodities trading in Dubai.

The Company’s business is to advance funds into this JV Network thus providing the JV partners additional buying power. Because the Company’s funds allowed the JV partners to transact larger purchases and sells, they receive a revenue split or percentage of the profits generated from the funds provided.

On February 28, 2021, the Company executed a Stock Purchase Agreement with Global Tech Industries Group, Inc. (“GTII”), a Nevada public company. The Agreement required the Company’s shareholders to exchanged 100% of the Company issued and outstanding common stock in exchange for 6,000,000 shares of GTII, valued at $7,920,090. The agreement had a closing condition requiring GTII to advance funds into the Company that had not been met as of December 31, 2021, and therefore the Company and GTII did not close the acquisition or consolidate their books, but held the parties shares in escrow. There was no change in the management or Board of Directors of the Company subsequent to the agreement.

b.	Accounting Method

The Company recognizes income and expense on the accrual basis of accounting.

c.	Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

d.	Accounts Receivable/Allowances for Doubtful Accounts

The Company regularly assesses the collectability of its accounts receivable and considers receivables with aging exceeding 120 days to be potentially uncollectible. Management assessed the doubtful accounts at December 31, 2021 and determined there was no need for an allowance for doubtful collection. Accounts receivable at December 31, 2021 from the JV partner was $66,347.

e.	Concentrations

During the year ended December 31, 2021, the Company have one major customer or source of revenue, from which 100% of our total sales occurred. The loss of this contract/customer could have a temporary negative impact on the Company’s operations.

f.	Income Taxes

The Company will report taxes as a C-Corp, with a calendar tax year end of December 31.

The Company has adopted FASB ASC 740-10, “Income Taxes,” to account for income taxes. The Company currently has no issues creating timing differences that would mandate deferred tax expense.

The Company did not have any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within the next 12 months.

F-8

Gold Transactions International, Inc.

Notes to the Financial Statements

December 31, 2021

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

f	Income Taxes (continued)

The Company includes interest and penalties arising from the underpayment of income taxes in the statements of operations in the provision for income taxes. As of December 31, 2021, the Company had no accrued interest or penalties related to uncertain tax positions. The tax years that remain subject to examination by major taxing jurisdictions are for the years ended December 31, 2021 and 2020.

g.	Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets and liabilities involve reliance on management estimates. Actual results could differ from those estimates.

h.	Revenue Recognition

The Company receives revenues from our JV partners from the funds it advances into the network, pursuant to our License Agreement. The advances provide an increase in buying power and thus increased revenue for our JV partners. On a quarterly basis, the profit generated from our advances are calculated and we receive a share in the profits. The Company’s share of the profit is calculated as a percentage of our total dollar advances. The quarterly percentage ranges between 3% and 15% of our total weighted average advance amount. Total revenues for the year ended December 31, 2021 was $128,222.

The Company accounted for revenue pursuant to the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers (Topic 606)”. The ASU and all subsequently issued clarifying ASUs replaced most existing revenue recognition guidance in U.S. GAAP. The ASU also required expanded disclosures relating to the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The Company adopted the new standard upon organization.

The Company’s revenue is recognized at a point in time based on the profitability of our investment in the Joint Venture, pursuant to our license agreement. Once the Company advances funds into the JV operations, there are no other deliverables. The Company does not have any significant financing components in our revenue model. Costs incurred to obtain a contract will be expensed as incurred when the amortization period is less than a year.

The nature of the Company’s business does not give rise to variable considerations, including rebates, allowances, and returns that generally decrease the revenues.

i.	Fair Value of Financial Instruments

The Company has adopted ASC 820, “Fair Value Measurements.” ASC 820 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The three levels are defined as follows:

●	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
●	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
●	Level 3 inputs to the valuation methodology are unobservable and significant to the fair measurement.

F-9

Gold Transactions International, Inc.

Notes to the Financial Statements

December 31, 2021

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

i	Fair Value of Financial Instruments (continued)

The carrying amounts reported in the balance sheets for cash and cash equivalents, and current liabilities each qualify as financial instruments and are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The carrying value of notes payable approximates fair value because negotiated terms and conditions are consistent with current market rates as of December 31, 2021.

j.	Long Lived Assets

The Company evaluates its long-lived assets in accordance with FASB ASC 350, “Intangibles-Goodwill and Other,” and FASB ASC 360, “Property, Plant, and Equipment.” Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets and is recorded in the period in which the determination was made. As of December 31, 2021, the company assessed the fair value of the license agreement and determined that no impairment exists.

k.	Recent Accounting Pronouncements

The FASB established the Accounting Standards Codification (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”).

Recent Accounting Standards Update (“ASU”) through ASU No. 2022-03 contains technical corrections to existing guidance, is not required for adoption, or affects guidance to specialized industries. The Company continues to evaluate newly issued accounting pronouncements to determine applicability, adoption and implementation, if any materially affect the Company’s financial statements. Most of these recent updates have no current applicability to the Company or their effect on the financial statements would not have been material. The Company is currently evaluating ASU 2021-08 “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers”, to determine the future applicability to the Company’s financial statements.

NOTE 2 – ADVANCES RECEIVABLE

During 2021, the Company advanced a total of $475,000 to its JV partner pursuant to the License Agreement, and thus shared in the profits generated from said funds. The Advances are non-interest bearing and are secured by gold in vaults in the DMCC free trade zone in Dubai. Advances to the JV partnership are receivable within a 30 day period upon request. The balance of Advances Receivable at December 31, 2021 was $475,000..

NOTE 3 – LICENSE AGREEMENT

On November 10, 2020, the Company acquired a License Agreement from a Nevada corporation, that provides access to a joint venture of companies (the “Network”), that buys gold from artisan miners internationally, and provides transportation, assaying, refining and storage facilities in the DMCC, a free trade zone for commodities trading in Dubai, and then sells the refined gold to it’s customers. The License Agreement grants the Company the following:

●	Access to the Network’s gold operations, to participate in the profits generated by the margin between the buy and sell prices. The Company’s share of the profit is calculated as a percentage of our total dollar advances.

F-10

Gold Transactions International, Inc.

Notes to the Financial Statements

December 31, 2021

NOTE 3 – LICENSE AGREEMENT (continued)

●	an exclusive license to market and promote the gold buy/sell program in an attempt to increase the buying power of the Network.

In exchange for the License Agreement, the Company issued 4,500,000 shares of common stock to the shareholders of the Nevada Corporation, and executed a Promissory Note in the amount of $5,044,610. The value assessed to the acquisition of the License Agreement was $5,044,610. The balance at December 31, 2021 is $5,044,610.

NOTE 4 – NOTES PAYABLE

Note Payable-License agreement

In connection with the acquisition of the License Agreement, the Company executed a Promissory Note in the amount of $5,044,610, bears interest at 2%, is payable quarterly in graduating amounts over a 5 year period, and is unsecured. At December 31, 2020, the Note Holder agreed to delay the interest accrual until 2021 and delayed the quarterly installments six months, making the first payments due September 30, 2021. Then on December 22, 2021, the Company and Note Holder signed a second note deferral agreement that deferred interest to accrue on the loan until October 1, 2022. Any payments on the note would be applied to principal only until the interest accrual commences. The total amount of principal paid during 2021 was $36,625. As of December 31, 2021, the balance on this loan was $5,007,985. Total interest paid during the year ended December 31, 2021 was $0. Accrued interest at December 31, 2021 was $0.

The Company has debt obligations on the note as follows:

Amount
Year	Due
2022	39,808
2023	344,330
2024	714,795
2025	1,093,359
2026	1,480,198
Thereafter	1,335,495
Total	$5,007,985

Notes Payable-Related party

During 2021 the Company received $475,000 from an individual related to the CEO. The note agreements provide for interest to be paid at a rate of 24%, payable quarterly, secured by the assets of the Company, and due within one year from receipt of funds. The balance on this note obligation at December 31,2021 was $475,000, total interest expense on this note during 2021 was $53,294, and accrued interest at December 31, 2021 was $28,544.

The Company has debt obligations on these notes as follows:

Amount
Year	Due
2022	475,000

Total	$475,000

NOTE 5 – STOCKHOLDERS’ EQUITY TRANSACTIONS

A)	NUMBER OF SHARES AUTHORIZED

On November 10, 2020 the organizers approved the articles of incorporation and bylaws of the Company and then called for the election of the Board of Directors and appointment of Officers. The articles of incorporation, ratified by the Board of Directors, authorizes 20,000,000 shares of common stock to be issued at no par value. As of December 31, 2021, 10,000,000 shares of common stock are issued and outstanding.

F-11

Gold Transactions International, Inc.

Notes to the Financial Statements

December 31, 2021

NOTE 5 – STOCKHOLDERS’ EQUITY TRANSACTIONS (continued)

B)	PREFFERED STOCK

The articles of incorporation, ratified by the Board of Directors, authorized 30,000,000 preferred shares to be issued at no par value. As of December 31, 2021, no preferred shares were issued and outstanding.

C)	ISSUANCES OF COMMON STOCK

On November 10, 2020, the Board of Directors authorized the issuance of 5,500,000 shares to the founder of the Company for $1,000.

On November 10, 2020, the Board of Directors authorized the issuance of 4,500,000 shares to the shareholder of the Nevada corporation that issued the License Agreement discussed above. The shares were valued at $0.

NOTE 6 – SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10, “Subsequent Events,” The Company’s management reviewed all material events through August 16, 2022, the date that the financial statements were available to be issued, and there are no material subsequent events which require additional disclosure, except for the following:

On May 24, 2022, the Company executed an assignment agreement with its JV partner to transfer the advances receivable and the related notes payable-related party. At that date all principal and accrue interest related to the related party obligations were transferred and recorded as paid by the Company.

On May 25, 2022, the Company executed Amendment #2 to the Stock Purchase Agreement with Global Tech Industries Group, Inc. (“GTII”), a Nevada public company. The amended Agreement required the 6 million common shares of GTII received in the acquisition, to be placed in a Trust to be used as collateral for funding of the Joint Venture operations of the Company. It also provided for a 2% cost of goods sold expense to the JV partner and a net royalty to be split between the previous Company shareholders and the parent company GTII. The Agreement also provide a 1% Royalty for additional shareholders to advance their shares into a Trust for the generation of funding. The Agreement also provided an option for the Company shareholder to buyback their shares if $5,000,000 in revenues are not achieved in the first 18 months of operation. As of May 25, 2022, he Company became a wholly owned subsidiary of GTII, and will consolidate their financial position and results of operations from then forward.

F-12

Gold Transactions International, Inc.

Unaudited Financial Statements

May 24, 2022

F-13

F-14

Gold Transactions International, Inc.

Unaudited Balance Sheet

May 24, 2022

ASSETS

Current assets:

Cash and cash equivalents	$2,373

Total current assets	2,373

License Agreement	5,044,610

Total assets	$5,046,983

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Accounts Payable-related party	$6,388

Total current liabilities	6,388

Long-Term Liablilities:
Notes payable-license agreement	4,968,177
Total long-term liabilities	4,968,177

Total Liabilities	4,974,565

Common Stock, no par value, 20,000,000 shares authorized, 10,000,000 shares issued and outstanding	1,000
Retained Earnings	71,418

Total Stockholders’ Equity	72,418

Total liabilities and stockholders’ equity	$5,046,983

See notes to the financial statements

F-15

Gold Transactions International, Inc.

Unaudited Statement of Operations

For the Period from January 1, 2022 through May 24, 2022

Revenues, net	$14,250

Operating expenses:	-

Total operating expenses	-

Net operating income	14,250

Interest expense	12,235

Income before income taxes	2,015

Provision for income taxes	100

Net income	$1,915

See notes to financial statements

F-16

Gold Transactions International, Inc.

Unaudited Statement of Stockholders’ Equity

For the Period January 1, 2022 through May 24, 2022

				Total
	Common Stock		Retained	Stockholders’
	Shares	Amount	Earnings	Equity

Balance at January 1, 2022	10,000,000	$1,000	$69,503	$70,503

Net income for the period ended May 24, 2022			1,915	1,915

Balance at May 24, 2022	10,000,000	$1,000	$71,418	$72,418

See notes to financial statements

F-17

Gold Transactions International, Inc.

Unaudited Statement of Cash Flows

For the Period Ended May 24, 2022

Operating activities:
Net income	1,915

Adjustments to reconcile net income to cash generated by operating activities:

Changes in operating assets and liabilities:
Accounts Receivable	66,347
Interest Payable	(28,559)
Cash from operating activities	39,703

Investing activities:

Cash from investing activities	-

Financing activities:
Cash paid for notes payable	(39,808)
Repayment on officer advance	(800)
Cash provided from financing activities	(40,608)

Increase (Decrease) in cash and cash equivalents	(905)

Cash and cash equivalents, beginning of the year	3,278

Cash and cash equivalents, end of the year	$2,373

Cash paid for:
Interest	$28,500
Income taxes	$100

Non-cash financing and investing activities:
Assignment of Advances receivable	$475,000
Assignment of Notes payable - related party	$475,015
Assignment of Accrued interest	$22,304

See notes to financial statements

F-18

Gold Transactions International, Inc.

Notes to the Unaudited Financial Statements

May 24, 2022

NOTE 1 - CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by Gold Transactions International, Inc. (“the Company”) without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position at May 24, 2022, and the results of operations and cash flows for the period from January 1, 2022 to May 24, 2022, have been made.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.	Organization

Gold Transactions International, Inc., a Utah Corporation (the Company), was organized under the laws of the State of Utah on November 6, 2020. On November 10, 2020, the shareholders of the Company and the Board of Directors authorized the acquisition of a License Agreement, from a Nevada corporation, that provided access to a joint venture (JV) of companies (the “Network”) that buys gold from artisan miners internationally, and provides transportation, assaying, refining and storage facilities in the DMCC, a free trade zone for commodities trading in Dubai.

The Company’s business is to advance funds into this JV Network thus providing the JV partners additional buying power. Because the Company’s funds allowed the JV partners to transact larger purchases and sells, they receive a revenue split or percentage of the profits generated from the funds provided.

On February 28, 2021, the Company executed a Stock Purchase Agreement (SPA) with Global Tech Industries Group, Inc. (“GTII”), a Nevada public company. The Agreement required the Company’s shareholders to exchanged 100% of the Company issued and outstanding common stock in exchange for 6,000,000 shares of GTII, valued at $7,920,090. The agreement had a closing condition requiring GTII to advance funds into the Company that had not been met as of May 24, 2022, and therefore the Company and GTII did not close the acquisition or consolidate their books, but held the parties shares in escrow. There was no change in the management or Board of Directors of the Company subsequent to the agreement. On May 25, 2022, the SPA with GTII was closed with an Amendment to the Agreement, (see Note – 7 Subsequent Events).

b.	Accounting Method

The Company recognizes income and expense on the accrual basis of accounting.

c.	Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

d.	Accounts Receivable/Allowances for Doubtful Accounts

The Company regularly assesses the collectability of its accounts receivable and considers receivables with aging exceeding 120 days to be potentially uncollectible. Management assessed the doubtful accounts at May 24, 2022 and determined there was no need for an allowance for doubtful collection. Accounts receivable at May 24, 2022 from the JV partner was $0.

e.	Concentrations

During the period ended May 24, 2022, the Company had one major customer or source of revenue, from which 100% of our total sales occurred. The loss of this contract/customer could have a temporary negative impact on the Company’s operations.

f.	Income Taxes

The Company will report taxes as a C-Corp, with a calendar tax year end of December 31.

F-19

Gold Transactions International, Inc.

Notes to the Unaudited Financial Statements

May 24, 2022

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

f	Income Taxes (continued)

The Company has adopted FASB ASC 740-10, “Income Taxes,” to account for income taxes. The Company currently has no issues creating timing differences that would mandate deferred tax expense.

The Company did not have any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within the next 12 months.

The Company includes interest and penalties arising from the underpayment of income taxes in the statements of operations in the provision for income taxes. As of May 24, 2022, the Company had no accrued interest or penalties related to uncertain tax positions. The tax years that remain subject to examination by major taxing jurisdictions are for the years ended December 31, 2021 and 2020.

g.	Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets and liabilities involve reliance on management estimates. Actual results could differ from those estimates.

h.	Revenue Recognition

The Company receives revenues from our JV partners from the funds it advances into the network, pursuant to our License Agreement. The advances provide an increase in buying power and thus increased revenue for our JV partners. On a quarterly basis, the profit generated from our advances are calculated and we receive a share in the profits. The Company’s share of the profit is calculated as a percentage of our total dollar advances. The quarterly percentage ranges between 3% and 15% of our total weighted average advance amount.

The Company accounted for revenue pursuant to the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers (Topic 606)”. The ASU and all subsequently issued clarifying ASUs replaced most existing revenue recognition guidance in U.S. GAAP. The ASU also required expanded disclosures relating to the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. The Company adopted the new standard upon organization.

The Company’s revenue is recognized at a point in time based on the profitability of our investment in the Joint Venture, pursuant to our license agreement. Once the Company advances funds into the JV operations, there are no other deliverables. The Company does not have any significant financing components in our revenue model. Costs incurred to obtain a contract will be expensed as incurred when the amortization period is less than a year.

The nature of the Company’s business does not give rise to variable considerations, including rebates, allowances, and returns that generally decrease the revenues.

i.	Fair Value of Financial Instruments

The Company has adopted ASC 820, “Fair Value Measurements.” ASC 820 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The three levels are defined as follows:

●	Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
●	Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

F-20

Gold Transactions International, Inc.

Notes to the Unaudited Financial Statements

May 24, 2022

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

i	Fair Value of Financial Instruments (continued)

●	Level 3 inputs to the valuation methodology are unobservable and significant to the fair measurement.

The carrying amounts reported in the balance sheets for cash and cash equivalents, and current liabilities each qualify as financial instruments and are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The carrying value of notes payable approximates fair value because negotiated terms and conditions are consistent with current market rates as of May 24, 2022.

j.	Long Lived Assets

The Company evaluates its long-lived assets in accordance with FASB ASC 350, “Intangibles-Goodwill and Other,” and FASB ASC 360, “Property, Plant, and Equipment.” Long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that their net book value may not be recoverable. When such factors and circumstances exist, the Company compares the projected undiscounted future cash flows associated with the related asset or group of assets over their estimated useful lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets and is recorded in the period in which the determination was made. As of May 24, 2022, the company assessed the fair value of the license agreement and determined that no impairment exists.

k.	Recent Accounting Pronouncements

The FASB established the Accounting Standards Codification (“Codification” or “ASC”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in accordance with generally accepted accounting principles in the United States (“GAAP”).

Recent Accounting Standards Update (“ASU”) through ASU No. 2022-03 contains technical corrections to existing guidance, is not required for adoption, or affects guidance to specialized industries. The Company continues to evaluate newly issued accounting pronouncements to determine applicability, adoption and implementation, if any materially affect the Company’s financial statements. Most of these recent updates have no current applicability to the Company or their effect on the financial statements would not have been material. The Company is currently evaluating ASU 2021-08 “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers”, to determine the future applicability to the Company’s financial statements.

NOTE 3 – ADVANCES RECEIVABLE

During 2021, the Company advanced a total of $475,000 to its JV partner pursuant to the License Agreement, and thus shared in the profits generated from said funds. The Advances are non-interest bearing and are secured by gold in vaults in the DMCC free trade zone in Dubai. Advances to the JV partnership are receivable within a 30 day period upon request. The balance of Advances Receivable at December 31, 2021 was $475,000. On May 24, 2022, the Company executed an assignment agreement with its JV partner to transfer the advances receivable and the related notes payable-related party. At that date all principal and accrued interest related to the related party obligations were transferred and recorded as paid by the Company. The balance of Advances Receivable at May 24, 2022 was $0.

NOTE 4 – LICENSE AGREEMENT

On November 10, 2020, the Company acquired a License Agreement from a Nevada corporation, that provides access to a joint venture of companies (the “Network”), that buys gold from artisan miners internationally, and provides transportation, assaying, refining and storage facilities in the DMCC, a free trade zone for commodities trading in Dubai, and then sells the refined gold to it’s customers. The License Agreement grants the Company the following:

●	Access to the Network’s gold operations, to participate in the profits generated by the margin between the buy and sell prices. The Company’s share of the profit is calculated as a percentage of our total dollar advances.

F-21

Gold Transactions International, Inc.

Notes to the Unaudited Financial Statements

May 24, 2022

NOTE 4 – LICENSE AGREEMENT (continued)

●	an exclusive license to market and promote the gold buy/sell program in an attempt to increase the buying power of the Network.

In exchange for the License Agreement, the Company issued 4,500,000 shares of no par common stock to the shareholders of the Nevada Corporation, and executed a Promissory Note in the amount of $5,044,610. The value assessed to the acquisition of the License Agreement was $5,044,610. The balance at May 24, 2022 is $5,044,610.

NOTE 5 – NOTES PAYABLE

Note Payable-License agreement

In connection with the acquisition of the License Agreement, the Company executed a Promissory Note in the amount of $5,044,610, bears interest at 2%, is payable quarterly in graduating amounts over a 5 year period, and is unsecured. At December 31, 2020, the Note Holder agreed to delay the interest accrual until 2021 and delayed the quarterly installments six months, making the first payments due September 30, 2021. Then on December 22, 2021, the Company and Note Holder signed a second note deferral agreement that deferred interest to accrue on the loan until October 1, 2022. Any payments on the note would be applied to principal only until the interest accrual commences. The total amount of principal paid during 2022 and 2021 was $39,808 and $36,625, respectively. As of May 24, 2022, the balance on this loan was $4,968,177.

The Company has debt obligations on the note as follows:

Amount
Year	Due
2022	-
2023	344,330
2024	714,795
2025	1,093,359
2026	1,480,198
Thereafter	1,335,495
Total	$4,968,177

Notes Payable-Related party

During 2021 the Company received $475,000 from an individual related to the CEO. The note agreements provide for interest to be paid at a rate of 24%, payable quarterly, secured by the assets of the Company, and due within one year from receipt of funds. On May 24, 2022, the Company executed an assignment agreement with its JV partner to transfer the advances receivable and the related notes payable-related party. At that date all principal and accrue interest related to the related party obligations were transferred and recorded as paid by the Company. The balance on this note obligation at May 24,2022 was $0.

NOTE 6 – STOCKHOLDERS’ EQUITY TRANSACTIONS

A)	NUMBER OF SHARES AUTHORIZED

On November 10, 2020 the organizers approved the articles of incorporation and bylaws of the Company and then called for the election of the Board of Directors and appointment of Officers. The articles of incorporation, ratified by the Board of Directors, authorizes 20,000,000 shares of common stock to be issued at no par value. As of May 24, 2022, 10,000,000 shares of common stock are issued and outstanding.

F-22

Gold Transactions International, Inc.

Notes to the Unaudited Financial Statements

May 24, 2022

NOTE 6 – STOCKHOLDERS’ EQUITY TRANSACTIONS (continued)

B)	PREFFERED STOCK

The articles of incorporation, ratified by the Board of Directors, authorized 30,000,000 preferred shares to be issued at no par value. As of May 24, 2022, no preferred shares were issued and outstanding.

C)	ISSUANCES OF COMMON STOCK

On November 10, 2020, the Board of Directors authorized the issuance of 5,500,000 shares to the founder of the Company for $1,000.

On November 10, 2020, the Board of Directors authorized the issuance of 4,500,000 shares to the shareholder of the Nevada corporation that issued the License Agreement discussed above. The shares were valued at $0.

NOTE 7 – SUBSEQUENT EVENTS

In accordance with FASB ASC 855-10, “Subsequent Events,” The Company’s management reviewed all material events through August 23, 2022, the date that the financial statements were available to be issued, and there are no material subsequent events which require additional disclosure, except for the following:

On May 25, 2022, the Company executed Amendment #2 to the Stock Purchase Agreement with Global Tech Industries Group, Inc. (“GTII”), a Nevada public company. The amended Agreement required the 6 million common shares of GTII received in the acquisition, to be placed in a Trust to be used as collateral for funding of the Joint Venture operations of the Company. It also provided for a 2% cost of goods sold expense to the JV partner and a net royalty to be split between the previous Company shareholders and the parent company GTII. The Agreement also provide a 1% per month Royalty for additional shareholders to advance their shares into a Trust for the generation of funding. The Agreement also provided an option for the Company shareholder to buyback their shares if $5,000,000 in revenues are not achieved in the first 18 months of operation. As of May 25, 2022, the Company became a wholly owned subsidiary of GTII, and will consolidate their financial position and results of operations from then forward.

F-23

GLOBAL TECH INDUSTRIES GROUP, INC.

Proforma Consolidated Balance Sheets

			Proforma
	December 31,	Proforma	December 31,
	2021	Adjustments	2021

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$359,143	$3,278	$362,421
Accounts receivable	78,721	82,159	160,880
Inventory	290,710		290,710
Advances receivable		475,000	475,000
Marketable securities	163,000	-	163,000

Total Current Assets	891,574	560,437	1,452,011

PROPERTY AND EQUIPMENT (NET)
Fixed Assets (net)	112,603	-	112,603
Right-of use assets-operating leases	833,796	-	833,796

Total Property Plant and Equipment	946,399	-	946,399

OTHER ASSETS
Fine art	67,845	-	67,845
Security deposit	67,808	-	67,808
License	3,333	12,964,700	12,968,033
Goodwill	6,443,559		6,443,559

Total Other Assets	6,582,545	12,964,700	19,547,245

TOTAL ASSETS	$8,420,518	$13,525,137	$21,945,655

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Accounts payable and accrued expenses	$791,008	$-	$791,008
Accounts payable and accrued expenses-related party	590,060	23,000	613,060
Accrued interest payable	387,982	28,544	416,526
Notes payable in default	871,082	-	871,082
Notes payable	922,000	-	922,000
Current portion of notes payable-related party		475,015	475,015
Current portion of operating lease liabilities	274,222	115,918	390,140
Current portion of long-term debt	2,986	39,808	42,794

Total Current Liabilities	3,839,340	566,367	4,405,707

LONG-TERM LIABILITIES

Notes payable-long term	147,014	4,968,177	5,115,191
Long-term operating lease liabilities	559,574	-	559,574

Total Long-Term Liabilities	706,588	4,968,177	5,674,765

Total Liabilities	4,545,928	5,534,544	10,080,472

STOCKHOLDERS’ (DEFICIT)
Preferred Stock, par value $.001, 50,000 authorized, 1,000 issued	1	-	1
Common stock, par value $0.001 per share, 350,000,000 shares authorized; 220,498,005 and 205,277,990 issued and outstanding, respectively	255,791	6,000	261,791
Additional paid-in-capital	237,774,709	7,915,090	245,689,799
Retained (Deficit)	(234,155,911)	69,503	(234,086,408)

Total Stockholders’ (Deficit)	3,874,590	7,990,593	11,865,183

TOTAL LIABILITIES AND STOCKHOLDERS’ (DEFICIT)	$8,420,518	$13,525,137	$21,945,655

NOTES TO PROFORMA BALANCE SHEET

1.	Acquisition of Gold Transactions International, Inc. (GTI) effective at the beginning of 2021, with the consolidation of GTI balance sheet.

2.	Global Tech issuance of 6,000,000 shares of common stock for the acquisition of GTI, valued at $7,920,090.

F-24

GLOBAL TECH INDUSTRIES GROUP, INC.

Proforma Consolidated Statements of Operations

	For the year ended		Proforma
	December 31,	Proforma	Year ended
	2021	Adjustments	2021

REVENUES, net	$24,120	128,222	$152,342

COST OF SALES, net	5,033	-	$5,033

GROSS PROFIT/(LOSS)	19,087	128,222	$147,309

OPERATING EXPENSES

General and administrative	237,093	4,425	241,518
Charitable contributions	540,213		540,213
Compensation and professional fees	5,370,318	-	5,370,318
Depreciation	3,000	-	3,000

Total Operating Expenses	6,150,624	4,425	6,155,049

OPERATING INCOME (LOSS)	(6,131,537)	123,797	(6,007,740)

OTHER INCOME (EXPENSES)

Gain/(Loss) on sale of marketable securities	132,000	-	132,000
Interest expense	(63,385)	(53,294)	(116,679)
			-
Total Other Income (Expenses)	68,615	(53,294)	15,321

INCOME (LOSS) BEFORE INCOME TAXES	(6,062,922)	70,503	(5,992,419)

INCOME TAX EXPENSE	-	-	-

NET INCOME (LOSS)	$(6,062,922)	$70,503	$(5,992,419)

OTHER COMPREHENSIVE INCOME	-	-	-

COMPREHENSIVE INCOME (LOSS)	$(6,062,922)	$70,503	$(5,992,419)

BASIC AND DILUTED INCOME (LOSS) PER SHARE	$(0.03)	$0.01	$(0.02)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING, BASIC AND DILUTED	234,889,168	6,000,000	240,889,168

NOTES TO PROFORMA STATEMENT OF OPERATIONS

1.	Acquisition of Gold Transactions International, Inc. (GTI) effective at the beginning of 2021, with the consolidation of GTI income statement.

2.	Global Tech issuance of 6,000,000 shares for the acquisition, increases weighted average shares outstanding.

F-25

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The Company changed its auditor from Hafen, Buckner, Everett & Graff, PC to Beirwolf, Nilson, PLLC for the 2021 year end audit. There were no disagreements with the prior auditor or current auditor.

Item 9A. Control and Procedures

Disclosure controls and procedures are controls and other procedures that are designed to ensure that information we are required to disclose is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Commission.

Under the supervision and with the participation of our management, including the Chief Executive Officer and Chief Financial Officer, we have evaluated the effectiveness of our disclosure controls and procedures (as defined in Rule 13a-15(e) and Rule 15d-15(e) of the Exchange Act) as of the end of the period covered by this report. The disclosure controls and procedures ensure that all information required to be disclosed by us in the reports that we file or submit under the Exchange Act is: (i) recorded, processed, summarized and reported, within the time periods specified in the SEC’s rule and forms; and (ii) accumulated and communicated to our management as appropriate to allow timely decisions regarding required disclosure. Based on that evaluation, management concluded that our controls were not effective as of December 31, 2021.

Notwithstanding this finding of ineffective disclosure controls and procedures, we concluded that the consolidated financial statements included in this Form 8-K present fairly, in all material respects, our financial position, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States.

Item 9A(T) Controls and Procedures

N/A

Item 9B. Other Information

N/A

PART III

Item 10. Directors, Executive Officers and Corporate Governance

The following table sets forth information about our executive officers and directors:

Name	Age	Position
Tsuimei Wang	45	Chief Executive Officer and Chairman of the Board of Directors, Secretary, Treasurer and CFO
Todd Chisholm	60	Chief Operating Officer, Director

Directors serve until the next annual meeting and until their successors are elected and qualified. The directors of our company are elected by the vote of a majority in interest of the holders of the voting stock of our company and hold office until the expiration of the term for which he or she was elected and until a successor has been elected and qualified.

A majority of the authorized number of directors constitutes a quorum of the Board for the transaction of business. The directors must be present in person or telephonically at the meeting to constitute a quorum. However, any action required or permitted to be taken by the Board may be taken without a meeting if all members of the Board individually or collectively consent in writing to the action.

Directors may receive compensation for their services and reimbursement for their expenses as shall be determined from time to time by resolution of the Board. Our directors currently do not receive monetary compensation for their service on the Board of Directors.

Officers are appointed to serve until such time as their successors have been duly appointed by the Board of Directors.

The principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers and directors, followed by our key employees, are as follows:

Officers/Directors

Tsuimei Wang – CEO, Chairman of the Board

Ms. Wang is an actively practicing and licensed CPA and has been in public accounting for over 15 years. She has worked as an auditor of public companies, performing PCAOB qualified audits for clients in many industries. She has also worked in accounting firms in the tax department, performing individual, corporate and partnership tax returns. Ms. Wang recently took a side position as the accounting manager for a private start up business in the e-commerce uniform industry, while running her own CPA firm. Ms. Wang received her MBA from the University of Texas, San Antonio in 2003, after receiving her Bachelor degree in Taiwan where she was born. Ms. Wang is fluent in Mandarin Chinese, and has been a successful business woman for many years. Ms. Wang resides in St. George, Utah.

Todd Chisholm – Chief Operating Officer, Director

Mr. Chisholm graduated from the University of Utah, College of Business in the late 1980’s, and practiced as a CPA for over 17 years. Mr. Chisholm was also an auditor of public companies with an expertise in mergers and acquisitions. He left public accounting in 2010, and organized a mergers and acquisitions firm which took him to many parts of Asia, where he assisted foreign entities in converting their accounting into U.S. GAAP, in contemplation of reverse mergers into U.S. public companies. Mr. Chisholm also took a 3 year assignment as a CFO of a private start up company in the e-commerce uniform industry, where his efforts took the company from $500,000 in revenues to $5,000,000 in 3 years. In 2013, Mr. Chisholm became invested in a Gold exploration company and developed relationships and knowledge of the gold mining industry. Mr. Chisholm’s experience and contacts in the gold industry brought him to the knowledge of the gold buy and sell network in Dubai, and he was able to orchestrate an acquisition of the license agreement owned by the Company, and an acquisition by a public company. Mr. Chisholm, through his affiliates and contacts, will assist in expanding the operations of GTI and build the buying power of the gold network.

Item 11. Executive Compensation

Neither of the executives/board members of GTI have received any compensation from the Company, and have elected to defer any wages or compensation until the Company’s operations can support such payments. Once significant operations have commenced, the Board of Directors in conjunction with our parent company GTII, will determine salaries, bonuses, stock awards and other compensation packages.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

As of December 31, 2021, our CEO Ms. Wang owned 47% of the outstanding stock of GTI. On February 28, 2021, she surrendered her shares in GTI for shares in GTII, where she is less than a 5% shareholder.

Item 13. Certain Relationships and Related Transactions, and Director Independence

Note Payable-Related Party

On March 31, 2021, Mr. Chisholm our COO and Director, loaned the Company $150,000 via a Loan Agreement, with interest accruing at 24%, secured by all the assets of the Company and due on December 31, 2021. The proceeds of the loan were used to generate revenue with the gold network. During 2021, Mr. Chisholm assigned his Note payable to a relative of Ms. Wang. This relative of Ms. Wang advanced an additional $325,000 into GTI during 2021, and reached a balance of $475,000. During 2021, the Company paid interest on these related party notes of $24,750. During 2022 the Company paid $28,500. On May 24, 2022, all related party notes were assigned to our JV partner in contemplation of our closing of the GTII Stock Purchase Agreement. As of May 24, 2022, there are no related party notes payable, or accrued interest.

Mr. Chisholm and Ms. Wang are husband and wife.

Item 14. Principle Accounting Fees and Service

Audit fees

The aggregate fees billable to us in 2021 for the audit of the 2020 period end total approximately $4,000. All fees were billed by Hafen, Buckner, Everett & Graff, PC. Fees billed for the 2021 audit by Bierwolf & Nilson, PLLC totaled $7,500.

Audit related fees

N/A

PART IV

Item 15. Exhibits, Financial Statement Schedules

The following documents are filed as part of this 8-K:

1. Financial Statements

The following documents are filed in Part II, Item 8 of this current report on Form 8-K:

[ ]	Balance Sheet as of December 31, 2021

[ ]	Statement of Operations for the year ended December 31, 2021

[ ]	Statement of Stockholders’ Deficit for the year ended December 31, 2021

[ ]	Statement of Cash Flows for the year ended December 31, 2021

[ ]	Notes to Financial Statements

2. Financial Statement Schedules

None

3. Unaudited Financial Statements for the period from January 1, 2022 through May 24, 2022.

4. Proforma Financial Statements for the years ended December 31, 2021

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gold Transactions International, Inc.

Date: August 26, 2022	By:	/s/ Tsuimei Wang
Chariman & Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Tsuimei Wang	Chariman & Chief Executive Officer	August 26, 2022